UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2017

GI DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55195	84-1621425
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 Congress Street

Boston, MA 02210

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 357-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed by GI Dynamics, Inc. (the “Company”) solely to correct a clerical error in the voting results with respect to Proposal 5 and Proposal 11 contained under Item 5.07 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 24, 2017 (the “Original Report”). As a result of these corrections, Proposal 5 was approved and Proposal 11 was not approved. The complete text of Item 5.07 of the Original Report, as amended hereby, is set forth below. The Original Report is not modified in any other respects.

Item 5.07	Submission of Matters to a Vote of Security Holders

GI Dynamics, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111 on May 22, 2016 EDT. Of the Company’s 11,157,489 shares of common stock issued and outstanding and eligible to vote as of the record date of April 14, 2017, a quorum of 6,315,132 shares, or 56.60% of the eligible shares, was present in person or represented by proxy. Each of the matters set forth below is described in detail in the definitive proxy statement filed with the Securities and Exchange Commission on May 1, 2017. The following actions were taken at the Annual Meeting

Proposal 1—To approve an amendment to our amended and restated certificate of incorporation to increase our authorized shares of common stock (“Shares”) from 13,000,000 to 50,000,000 and to eliminate Class B shares of common stock of the Company. This proposal was approved.

For	Against	Abstained	Broker Non-Vote
6,157,316	157,816	560	4,775,202

Proposal 2— For the purposes of Australian Securities Exchange (“ASX”) Listing Rule 7.4 and for all other purposes, to ratify the issue and sale by the Company of 69,865,000 CHESS Depositary Interests (“CDIs”) (equivalent to 1,397,300 Shares) in the capital of the Company with an issue price of A$0.022 per CDI under a private placement to sophisticated and professional investors in Australia and institutional investors in certain other jurisdictions on the terms and conditions set out in the accompanying proxy statement. This proposal was approved.

For	Against	Abstained	Broker Non-Vote
1,830,896*	48,019	560	4,775,202

Proposal 3—For the purposes of ASX Listing Rule 7.1 and for all other purposes, to approve the issue of 4,117,300 stock options to purchase 4,117,300 CDI’s (equivalent to 82,346 Shares) to Bell Potter Securities Limited on the terms and conditions set out in the accompanying proxy statement, contingent upon the approval of Proposal 1. This proposal was not approved.

For	Against	Abstained	Broker Non-Vote
1,772,643	4,537,049	6,000	4,775,202

Proposal 4—To elect the two Class III director nominees named in the accompanying proxy statement to serve three-year terms expiring in 2020.

Name of Director Elected	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Oern R. Stuge, M.D.	6,310,922	–	4,621	4,775,201
Daniel J Moore	6,314,422	–	1,121	4,775,201

* Of the 6,267,113 votes to approve Proposal 2, 4,436,217 votes were disregarded because the voting shareholders are investors in the private placement that is the subject of Proposal 2.

Proposal 5—For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 30,000 stock options to purchase 30,000 shares of common stock to Oern R. Stuge, M.D. on the terms set out in the accompanying proxy statement. This proposal was approved.

For	Against	Abstained	Broker Non-Vote
5,783,350	532,343	—	4,775,202

Proposal 6—For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 8,000 stock options to purchase 8,000 shares of common stock to Timothy J. Barberich on the terms set out in the accompanying proxy statement. This proposal was not approved.

For	Against	Abstained	Broker Non-Vote
1,252,411	5,063,271	—	4,775,212

Proposal 7—For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 8,000 stock options to purchase 8,000 shares of common stock to Graham J. Bradley on the terms set out in the accompanying proxy statement. This proposal was not approved.

For	Against	Abstained	Broker Non-Vote
1,249,875	5,063,281	—	4,775,202

Proposal 8—For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 8,000 stock options to purchase 8,000 shares of common stock to Michael A. Carusi on the terms set out in the accompanying proxy statement. This proposal was not approved.

For	Against	Abstained	Broker Non-Vote
1,247,012	5,063,281	—	4,775,202

Proposal 9—For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 8,000 stock options to purchase 8,000 shares of common stock to Anne J. Keating on the terms set out in the accompanying proxy statement. This proposal was not approved.

For	Against	Abstained	Broker Non-Vote
1,247,012	5,063,281	—	4,775,202

Proposal 10—For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 8,000 stock options to purchase 8,000 shares of common stock to Daniel J. Moore on the terms set out in the accompanying proxy statement. This proposal was not approved.

For	Against	Abstained	Broker Non-Vote
1,773,300	4,536,993	—	4,775,202

Proposal 11—For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 8,000 stock options to purchase 8,000 shares of common stock to Oern R. Stuge, M.D. on the terms set out in the accompanying proxy statement. This proposal was not approved.

For	Against	Abstained	Broker Non-Vote
1,773,243	4,537,049	—	4,775,202

Proposal 12—For the purposes of ASX Listing Rule 7.1A and for all other purposes, to approve the issue of equity securities up to 10% of the issued capital of the Company (calculated in accordance with the formula prescribed in ASX Listing Rule 7.1A) on the terms and conditions set out in the accompanying proxy statement. This proposal was approved.

For	Against	Abstained	Broker Non-Vote
6,255,318	54,815	160	4,775,202

Proposal 13—For the purposes of ASX Listing Rule 7.2 (Exception 9) and for all other purposes, to approve the issue and transfer of securities under the Company’s 2011 Employee, Director and Consultant Equity Incentive Plan as an exception to ASX Listing Rule 7.1. This proposal was approved.

For	Against	Abstained	Broker Non-Vote
6,144,492	159,641	6,160	4,775,202

Proposal 14—To authorize an adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 through 13. This proposal was approved.

For	Against	Abstained	Broker Non-Vote
5,664,468	639,235	6,589	4,775,203

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GI DYNAMICS, INC.

Dated: June 13, 2017	/s/ James Murphy
James Murphy Chief Financial Officer